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                                                                   EXHIBIT 10.12


                                KIRKLAND'S, INC.
                        2002 EMPLOYEE STOCK PURCHASE PLAN
               (AS AMENDED AND RESTATED, EFFECTIVE JULY 10, 2002)

         1.       Purpose and Effective Date.

                  (a) Purpose. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their interest in the success of the Company by purchasing Stock from the Company on favorable terms. The Plan is intended to satisfy the requirements of Section 423 of the Code and will be interpreted accordingly.

                  (b) Effective Date. The Plan is effective as of the first date that Stock is sold to the public pursuant to an effective registration statement filed by the Company with the Securities and Exchange Commission.

         2.       Administration.

                  (a) Committee Composition. The Plan will be administered by the Committee. The Committee will consist exclusively of one or more directors of the Company, who will be appointed by the Board.

                  (b) Committee Responsibilities. The Committee will interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee's determinations under the Plan will be final and binding on all persons.

         3.       Enrollment And Participation.

                  (a) Offering Periods. While the Plan is in effect, two overlapping Offering Periods will commence in each calendar year. The Offering Periods will consist of the 24-month periods commencing on each February 1st and August 1st. Notwithstanding the foregoing, the first Offering Period will commence on the date of the IPO and end on July 31, 2004 and the second Offering Period will commence on February 1, 2003 and end on January 31, 2005.

                  (b) Accumulation Periods. While the Plan is in effect, two Accumulation Periods will commence in each calendar year. The Accumulation Periods will consist of the six-month periods commencing on each February 1st and August 1st. Notwithstanding the foregoing, the first Accumulation Period will commence on the date of the IPO and end on January 31, 2003 and the second Accumulation Period will commence on February 1, 2003 and end on July 31, 2003.

                  (c)      Enrollment.

                           (i) First Offering Period. Each individual who qualifies as an Eligible Employee on the Effective Date will be enrolled as a Participant automatically on the Effective Date.


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                           (ii)     Subsequent Offering Periods. With respect to
         any Offering Period beginning after the Effective Date, an individual who qualifies as an Eligible Employee on the day preceding the first day of that Offering Period may elect to become a Participant in the Plan for such Offering Period by executing the enrollment/election form prescribed for this purpose by the Committee. The enrollment/election form must be filed with the Company at the prescribed location at least 15 days prior to the commencement of such Offering Period.

                  (d) Duration of Participation. Once enrolled in the Plan, a Participant will continue to participate in the Plan until he or she withdraws (or is deemed to have withdrawn) from the Plan under Section 5(a). An individual who has ceased participation in the Plan may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above.

                  (e) Applicable Offering Period. For purposes of calculating the Purchase Price under Section 7(b), the applicable Offering Period will be determined as follows:

                           (i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period will continue to apply to him or her until the earliest of (A) the end of such Offering Period,
         (B) the end of his or her participation under Subsection (d) above or
         (C) re-enrollment in a subsequent Offering Period under Paragraph (ii) below.

                           (ii) If the Fair Market Value of Stock on the last trading day before the commencement of the Offering Period in which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant will automatically be re-enrolled for such subsequent Offering Period.

                           (iii) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant will automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

         4.       Employee Contributions.

                  (a) First Accumulation Period. With respect to the First Accumulation Period, Participants will be permitted to pay for shares of Stock through direct cash payments, through payroll deduction or through a combination of direct payment and payroll withholding.

                           (i)      Rate of Contribution. The rate of
         contribution for all Participants in the First Accumulation Period will be one percent of Compensation; provided, however, a Participants may increase his or her contributions for the First Accumulation Period to any amount up to 15% of his or her Compensation for that entire Accumulation Period by filing a new election form with the Company that authorizes an appropriate amount of payroll withholding.

                           (ii) Failure to Pay Accumulated Amount. The failure by a Participant to make a direct cash payment or authorize payroll withholding of the entire Accumulated Amount prior to January 24, 2003 will be treated automatically as a



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         withdrawal from the Plan under Section 5(a). Upon such withdrawal, no payment will be due to the Participant and any right of the Participant to apply the Accumulated Amount to the purchase of shares of Stock under the Plan will be forfeited.

                  (b) Subsequent Accumulation Periods. With respect to all Accumulation Periods beginning on or after February 1, 2003:


                           (i) Payroll Withholding Required. Participants may purchase shares of Stock under the Plan only by means of payroll deductions. Participants enrolled in the Plan on the Effective Date are required to authorize payroll deductions for Accumulation Periods beginning on and after February 1, 2003 in order to continue participation in the Plan (and failure to do so will be deemed a withdrawal from the Plan under Section 5(a)).

                           (ii) Rate of Payroll Deductions. An Eligible Employee will designate on the enrollment/election form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion may be any whole percentage of the Eligible Employee's Compensation not less than 1% and not more than 15%.

                  (c) Mechanics of Payroll Deductions. Once a Participant has authorized payroll withholding, payroll deductions will occur on each payday during participation in the Plan. A Participant may change the rate of payroll withholding by filing a new enrollment/election form with the Company at the prescribed location at any time. The new withholding rate will be effective as soon as reasonably practicable after such form has been received by the Company. The Committee may limit the number of times a Participant changes the rate of his or her withholding during any Accumulation Period.

                  (d) Discontinuing Payroll Deductions. A Participant who has authorized payroll withholding may discontinue contributions entirely by filing a new enrollment/election form with the Company at the prescribed location at any time. Payroll withholding will cease as soon as reasonably practicable after such form has been received by the Company. (In addition, employee contributions may be discontinued automatically pursuant to Section 8(b).) A Participant who has discontinued employee contributions in a given Accumulation Period may resume contributions with respect to the same Offering Period by filing a new enrollment/election form with the Company at least 15 days prior to the end of that Accumulation Period. Payroll withholding will resume as soon as reasonably practicable after such form has been received by the Company. A Participant who has discontinued employee contributions in a given Accumulation Period and who has not resumed contributions prior to the end of that Accumulation Period will be deemed to have withdrawn from the Plan under
Section 5(a) immediately following the end of that Accumulation Period.

         5.       Withdrawals and Re-enrollment.

                  (a) Withdrawals. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of an Accumulation Period. As soon as reasonably practicable thereafter, payroll deductions will


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cease and the entire amount credited to the Participant's Plan Account will be refunded to him or her in cash, without interest. No partial withdrawals will be permitted.

                  (b) Re-enrollment. A former Participant who has withdrawn from the Plan will not be a Participant until he or she re-enrolls in the Plan under Section 3(c). Re-enrollment may be effective only at the commencement of an Offering Period.

         6.       Change in Employment Status.

                  (a) Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, will be treated as an automatic withdrawal from the Plan under Section 5(a). (A transfer from one Participating Company to another will not be treated as a termination of employment.)

                  (b) Leave of Absence. For purposes of the Plan, employment will not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, will be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment will be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

                  (c) Death. In the event of the Participant's death, the amount credited to his or her Plan Account will be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form will be valid only if it was filed with the Company at the prescribed location before the Participant's death.

         7.       Plan Accounts and Purchase of Shares.

                  (a) Plan Accounts. The Company will maintain a Plan Account on its books in the name of each Participant. Whenever an amount is paid by a Participant or withheld from his or her Compensation under the Plan, such amount will be credited to the Participant's Plan Account. Amounts credited to Plan Accounts will not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest will be credited to Plan Accounts.

                  (b) Purchase Price. The Purchase Price for each share of Stock purchased at the close of an Accumulation Period will be 85% of the lower of:


                           (i) the Fair Market Value on the last day of such Accumulation Period; or

                           (ii) the Fair Market Value on the first day of the applicable Offering Period (as determined under Section 3(e)).

                  (c) Number of Shares Purchased. As of the last day of each Accumulation Period, each Participant will be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously


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withdrawn from the Plan in accordance with Section 5(a). The amount then in the
Participant's Plan Account will be divided by the Purchase Price, and the number of shares that results will be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant will purchase more than 25,000 shares of Stock with respect to any Accumulation Period nor more than the amounts of Stock set forth in Sections 8(b).

                  (d) Available Shares Insufficient. If the aggregate number of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under Section 13(a), then the number of shares to which each Participant is entitled will be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

                  (e) Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan will be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares will be held for each Participant's benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

                  (f) Unused Cash Balances. An amount remaining in the Participant's Plan Account that represents the Purchase Price for any fractional share will be carried over in the Participant's Plan Account to the next Accumulation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 8(b) or the aggregate share limit of
Section 13(a) will be refunded to the Participant in cash, without interest.

         8.       Limitations on Stock Ownership.

                  (a) Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant will be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules will apply:

                           (i)      Ownership of stock will be determined after
applying the attribution rules of Section 424(d) of the Code; and

                           (ii)     Each Participant will be deemed to own any
stock that he or she has a right or option to purchase under this or any other plan or arrangement.

                  (b) Dollar Limit. Any other provision of the Plan notwithstanding, no Participant will purchase Stock with a Fair Market Value in excess of the following limit:


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                           (i)      In the case of Stock purchased during an
         Offering Period that commenced in the current calendar year, the limit will be equal to (A) $25,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

                           (ii) In the case of Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit will be equal to (A) $50,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the immediately preceding calendar year.

                           (iii) In the case of Stock purchased during an Offering Period that commenced in the second preceding calendar year, the limit will be equal to (A) $75,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the two preceding calendar years.

A Participant whose employee contributions are discontinued automatically as a result of the limited stated in this Section 8(b) will automatically resume contributions to the Plan (if possible, with respect to the same Offering Period) at the beginning of the earliest Accumulation Period ending in the next calendar year, if he or she then is an Eligible Employee.

         9. Rights Not Transferable. The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, will not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act will be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

         10. No Rights as an Employee. Nothing in the Plan or in any right granted under the Plan will confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

         11. No Rights as a Stockholder. A Participant will have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Accumulation Period.

         12. Securities Law Requirements. Shares of Stock will not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable


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requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

         13.      Stock Offered Under the Plan.

                  (a) Authorized Shares. The aggregate number of shares of Stock available for purchase under the Plan will be 500,000, subject to adjustment pursuant to this Section 13.

                  (b) Adjustments. The aggregate number of shares of Stock offered under the Plan, the share limit described in Section 7(c) and the price of shares that any Participant has elected to purchase will be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company's stockholders or a similar event.

                  (c) Reorganizations. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period and Accumulation Period then in progress will terminate and shares will be purchased pursuant to Section 7, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. The Plan will in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

         14. Amendment or Discontinuance. The Board will have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 13, any increase in the aggregate number of shares of Stock to be issued under the Plan will be subject to approval by a vote of the stockholders of the Company.

         15. Definitions. Capitalized terms used herein have the meanings set forth in this Section 15.

                  (a) "Accumulated Amount" means one percent of a Participant's Compensation for the First Accumulation Period, or such greater amount as authorized by the Participant pursuant to Section 4(a).

                  (b) "Accumulation Period" means a period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 3(b).

                  (c) "Board" means the Board of Directors of the Company, as constituted from time to time.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means a committee of the Board, as described in Section 2.


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                  (f)      "Company" means Kirkland's, Inc.

                  (g) "Compensation" means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under Section 401(k) or 125 of the Code. "Compensation" will exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee will determine whether a particular item is included in Compensation.

                  (h)      "Corporate Reorganization" means:

                           (i)      The consummation of a merger or
         consolidation of the Company with or into another entity, or any other corporate reorganization; or

                           (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets or the complete liquidation or dissolution of the Company.

                  (i) "Effective Date" the first date that Stock is sold to the public pursuant to an effective registration statement filed by the Company with the Securities and Exchange Commission.

                  (j) "Eligible Employee" means any employee of a Participating Company who meets both of the following requirements:

                           (i) His or her customary employment is for more than five months per calendar year and for more than 20 hours per week; and

                           (ii)     He or she has been an employee of a
         Participating Company for at least 12 consecutive months.

                  (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (l)      "Fair Market Value" means, as of any specified date:

                           (i) the closing price of the Stock as reported on the principal nationally recognized stock exchange on which Stock is traded, or if no price is are reported on that date, the closing price on the last preceding date on which there were reported Stock prices;

                           (ii) if the Stock is not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange, the closing price of the Stock on that date as reported by The Nasdaq Stock Market, or if no price is reported for that date, the closing price of the Stock on the last preceding date for which there were reported Stock prices; or



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                           (iii)    if the Stock is not listed or admitted to
         unlisted trading privileges on a nationally recognized stock exchange or traded on The Nasdaq Stock Market, the fair market value of one share of Stock, as determined by the Board in its discretion, which determination will be conclusive and binding on all persons.

                           Notwithstanding the foregoing, the Fair Market Value on the first day of the first Offering Period will be equal to the price set forth in the final prospectus included in the Form S-1 filed with the Securities and Exchange Commission in connection with the IPO.

                  (m) "First Accumulation Period" means the Accumulation Period beginning on the Effective Date.

                  (n) "IPO" means the first offering of Stock to the public pursuant to an effective registration statement filed by the Company with the Securities and Exchange Commission.

                  (o) "Offering Period" means a period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 3(a).

                  (p) "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(c).

                  (q)      "Participating Company" means (i) the Company and
(ii) each present or future Subsidiary designated by the Committee as a Participating Company.

                  (r) "Plan" means this Kirkland's, Inc. 2002 Employee Stock Purchase Plan, as amended from time to time.

                  (s) "Plan Account" means the account established for each Participant pursuant to Section 7(a).

                  (t) "Purchase Price" means the price at which Participants may purchase Stock under the Plan, as determined pursuant to
Section 7(b).

                  (u)      "Stock" means the Common Stock of the Company.

                  (v) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


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